Exhibit 10.3

NEW PLAN EXCEL REALTY TRUST, INC.

FIRST AMENDMENT
TO TERM LOAN AGREEMENT

This FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) is dated as of July 13, 2005 and entered into by and among NEW PLAN EXCEL REALTY TRUST, INC., a Maryland corporation (the “Borrower”), each lender party hereto (each, a “Lender” and, collectively, the “Lenders”) and CITICORP NORTH AMERICA, INC., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and is made with reference to that certain Term Loan Agreement dated as of April 5, 2005 (the “Agreement”), by and among Borrower, Lenders and Administrative Agent.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Agreement.

RECITALS

WHEREAS, the Borrower, the Lenders and the Administrative Agent desire to amend the Agreement to provide for the making of additional Loans thereunder:

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.  AMENDMENTS TO THE AGREEMENT

1.1.         Amendments to Article 1.

A.            Section 1.1 of the Agreement is hereby amended as follows:

1.             The definition of “Borrowing Date” is hereby amended by deleting such definition in its entirety and inserting the following definition in lieu thereof:

““Borrowing Date”:  the date on which the Borrower requests the Lenders to make the Loans, which date shall be the Effective Date or the First Amendment Effective Date, as applicable.”

2.             The definition of “Commitment” is hereby amended by deleting such definition in its entirety and inserting the following definition in lieu thereof:

““Commitment”:  in respect of any Lender, such Lender’s Initial Commitment and such Lender’s Additional Commitment, collectively.”

3.             The definitions of “Commitment Amount” and “Commitment Percentage” are hereby amended by deleting such definitions in their entirety.

4.             The definition of “Highest Lawful Rate” is hereby amended by deleting the reference to “Note” therein and inserting a reference to “Notes” in lieu thereof.

5.             The definition of “Interest Period” is hereby amended by deleting such definition in its entirety and inserting the following definition in lieu thereof:

““Interest Period”:  (a) with respect to any LIBOR Loans requested by the Borrower, the period commencing on, as the case may be, the Effective Date, the First Amendment Effective Date or the Conversion Date with respect to such LIBOR Loans and ending one, two or three months thereafter, as selected by the Borrower in its irrevocable request to the Administrative Agent with respect to the Loans to be made on the Effective Date or the First Amendment Effective Date or its irrevocable notice of conversion as provided in Section 2.6, as the case may be; provided, however, that all of the foregoing provisions relating to Interest Periods are subject to the following:

(b)           any Interest Period that would otherwise end on a day that is not a Business Day shall be extended to the next succeeding Business Day unless, in the case of a LIBOR Loan, such Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

(c)           if, with respect to the borrowing of any Loan as a LIBOR Loan or the conversion of one Advance to another pursuant to Section 2.6, the Borrower shall fail to give due notice with respect to the Loans to be made on the Effective Date or the First Amendment Effective Date or with respect to a conversion as provided in Section 2.6, as the case may be, the Borrower shall be deemed to have elected that such Loan or Advance shall be made as a Prime Rate Loan;

(d)           any Interest Period pertaining to a LIBOR Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

(e)           with respect to any Interest Period applicable to a LIBOR Loan, no such Interest Period shall end after the Maturity Date; and

(f)            the Borrower shall select Interest Periods so as not to have more than five (5) different Interest Periods outstanding at any one time with respect to LIBOR Loans.”

6.             The definition of “Loan Documents” is hereby amended by adding the words “the Acknowledgement of Guaranty,” before the words “the Notes” in such definition.

7.             The definition of “Required Lenders” is hereby amended by deleting such definition in its entirety and inserting the following definition in lieu thereof:

““Required Lenders”:  the Lenders whose aggregate Total Commitment Percentage equals or exceeds fifty-one percent (51%), provided that the Commitment of any Defaulting Lender shall be excluded from the calculations of Initial Commitment Amount, Additional Commitment Amount, Total Initial Commitment Amount and Total Additional Commitment Amount for purposes of making a determination of Required Lenders.”

8.             The definition of “Supermajority Lenders” is hereby amended by deleting such definition in its entirety and inserting the following definition in lieu thereof:

““Supermajority Lenders”: the Lender or Lenders whose aggregate Total Commitment Percentage exceeds sixty-six and two-thirds percent (66.67%), provided that the Commitment of any Defaulting Lender shall be excluded from the calculations of Initial Commitment Amount, Additional Commitment Amount, Total Initial Commitment Amount and Total Additional Commitment Amount for purposes of making a determination of Supermajority Lenders.”

9.             The definition of “Total Commitment Amount” is hereby amended by deleting such definition in its entirety.

B.            Section 1.1 of the Agreement is hereby further amended by adding the following definitions thereto in alphabetical order:

1.             “Acknowledgement of Guaranty”: the Acknowledgement of Guaranty dated as of July 13, 2005 entered into by the Subsidiary Guarantors.

2.             “Additional Commitment”:  in respect of any Lender, such Lender’s undertaking, subject to the terms and conditions hereof, to make Loans on the First Amendment Effective Date in an aggregate outstanding principal amount not exceeding such Lender’s Additional Commitment Amount.

3.             “Additional Commitment Amount”:  in respect of any Lender, the amount set forth next to the name of such Lender in Exhibit B-2 under the heading “Additional Commitments” as such Lender’s Additional Commitment Amount, as the same may be changed in accordance with the terms of this Agreement.

4.             “Additional Commitment Percentage”:  on any day, and as to any Lender, the quotient of (i) such Lender’s Additional Commitment Amount on such day, divided by (ii) the Total Additional Commitment Amount on such day.

5.             “First Amendment”:  the First Amendment to Term Loan Agreement dated as of July 13, 2005 among the parties hereto.

6.             “First Amendment Effective Date”:  as defined in the First Amendment.

7.             “Initial Commitment”:  in respect of any Lender, such Lender’s undertaking, subject to the terms and conditions hereof, to make Loans on the Effective Date in an aggregate outstanding principal amount not exceeding such Lender’s Initial Commitment Amount.

8.             “Initial Commitment Amount”:  in respect of any Lender, the amount set forth next to the name of such Lender in Exhibit B-1 under the heading “Initial Commitments” as such Lender’s Initial Commitment Amount, as the same may be changed in accordance with the terms of this Agreement.

9.             “Initial Commitment Percentage”:  on any day, and as to any Lender, the quotient of (i) such Lender’s Initial Commitment Amount on such day, divided by (ii) the Total Initial Commitment Amount on such day.

10.           “Total Additional Commitment Amount”:  on any day, the sum of the Additional Commitment Amounts of all Lenders on such day.

11.           “Total Commitment Percentage”:  on any day, and as to any Lender, the quotient of (i) such Lender’s Initial Commitment Amount plus such Lender’s Additional Commitment Amount on such day, divided by (ii) the aggregate of the Initial Commitment Amounts plus the Additional Commitment Amounts of all Lenders on such day.

12.           “Total Initial Commitment Amount”:  on any day, the sum of the Initial Commitment Amounts of all Lenders on such day.

1.2.         Amendments to Article 2.

A.            Section 2.1 of the Agreement is hereby amended by deleting such Section in its entirety and inserting the following in lieu thereof:

“2.1         Loans.

(a)           Effective Date Loans.  Subject to the terms and conditions set forth in this Agreement, each of the Lenders severally agrees to lend to the Borrower on the Effective Date the aggregate principal amount of such Lender’s Initial Commitment Amount, for the purposes set forth in Section 2.13.  On the Effective Date, the Total Initial Commitment Amount as of the Effective Date shall be disbursed to the Borrower in a single advance.  Such Loans shall be made pro rata in accordance with each Lender’s Initial Commitment Percentage.  The acceptance by the Borrower of such Loans hereunder shall constitute a representation and warranty by the Borrower that all of the conditions set forth in Section 5 have been satisfied or waived.  No portion of any such Loan that is repaid or prepaid may be reborrowed hereunder.

(b)           First Amendment Effective Date Loans.  Subject to the terms and conditions set forth in this Agreement, each of the Lenders severally agrees to lend to the Borrower on the First Amendment Effective Date the aggregate principal amount of such Lender’s Additional Commitment Amount, for the purposes set forth in Section 2.13.  On the First Amendment Effective Date, the Total Additional Commitment Amount as of the First Amendment Effective Date shall be disbursed to the Borrower in a single advance.  Such Loans shall be made pro rata in accordance with each Lender’s Additional Commitment Percentage.  The acceptance by the Borrower of such Loans hereunder shall constitute a representation and warranty by the Borrower that all of the conditions set forth in Section 5 have been satisfied or waived.  No portion of any such Loan that is repaid or prepaid may be reborrowed hereunder.”

B.            Section 2.2(a) of the Agreement is hereby amended by deleting such Section in its entirety and inserting the following in lieu thereof:

“(a)         Notes as Evidence of Indebtedness.  Each Loan of each Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit E, with appropriate insertions therein as to date and principal amount (each, as endorsed or modified from time to time, a “Note” and, collectively, the “Notes”), payable to the order of such Lender for the account of its Applicable Lending Office in the principal face amount equal to the original amount of the Initial Commitment of such Lender with respect to a Loan made on the Effective Date and the original amount of the Additional Commitment of such Lender with respect to a Loan made on the First Amendment Effective Date, respectively, and representing the obligation of the Borrower to pay the lesser of (a) the original amount of the Initial Commitment of such Lender with respect to a Loan made on the Effective Date and the original amount of the Additional Commitment of such Lender with respect to a Loan made on the First Amendment Effective Date, respectively, and (b) the aggregate unpaid principal balance of the Loan made by such Lender on the Effective Date or the First Amendment Effective Date, respectively, plus interest and other amounts due and owing to such Lender under the Loan Documents.”

C.            Section 2.3(a) of the Agreement is hereby amended by deleting such Section in its entirety and inserting the following in lieu thereof:

“ (a)        Borrowing Request.  The Borrower shall notify the Administrative Agent on or before the Effective Date or the First Amendment Effective Date, respectively, as to the following matters with respect to the Loans requested to be made on the Effective Date or the First Amendment Effective Date, respectively: (i) the aggregate amount of the requested borrowing of Loans; (ii) whether the requested Loans are to be Prime Rate Loans or LIBOR Loans; (iii) in the case of LIBOR Loans, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”; and (iv) the location and number of the Borrower’s account to which funds are to be disbursed.  Such telephonic borrowing request shall be irrevocable and shall be confirmed promptly by hand delivery or facsimile to the Administrative Agent of a written borrowing request signed by the Borrower.”

D.            Section 2.3(b) of the Agreement is hereby amended by deleting such Section in its entirety and inserting the following in lieu thereof:

“(b)         Funding of Loans.  Each Lender will make its Loan, in an amount equal to its Initial Commitment Amount or its Additional Commitment Amount, as applicable, available to the Administrative Agent for the account of the Borrower at the office of the Administrative Agent set forth in Section 11.2 not later than 12:00 noon on the applicable Borrowing Date in funds immediately available to the Administrative Agent at such office.  The amounts so made available to the Administrative Agent on such Borrowing Date will then, subject to the satisfaction of the terms and conditions of this Agreement, as determined by the Administrative Agent, be made available on such date to the Borrower by the Administrative Agent at the office of the Administrative Agent specified in Section 11.2 by crediting the account of the Borrower on the books of such office with the aggregate of said amounts received by the Administrative Agent.”

E.             Section 2.3(c) of the Agreement is hereby amended by adding the word “applicable” before the words “Borrowing Date” in each place that the words “Borrowing Date” appear in the first sentence of Section 2.3(c).

F.             Section 2.5(b)(i) of the Agreement is hereby amended by adding the word “Total” before the words “Commitment Percentage”.

G.            Section 2.5(b)(ii) of the Agreement is hereby amended by adding the word “Total” before the words “Commitment Percentage”.

H.            Section 2.12 of the Agreement is hereby amended by deleting the word “the” before the words “Borrowing Date” and inserting the word “a” in lieu thereof.

1.3.         Amendment to Article 5.

A.            Section 5.8 of the Agreement is hereby amended by deleting such Section in its entirety and inserting the following in lieu thereof:

“5.8         Compliance.

(a)           On the Effective Date and after giving effect to the Loans to be made or created on such date, (a) the Borrower shall be in compliance with all of the terms, covenants and conditions hereof, (b) there shall not exist and be continuing any Default or Event of Default, (c) the representations and warranties contained in the Loan Documents shall be true and correct, and (d) the aggregate outstanding principal balance of the Loans made on such date shall not exceed the Total Initial Commitment Amount.  Each notice requesting a Loan shall be deemed to constitute a representation and warranty by the Borrower on the date thereof that each of the foregoing matters is true and correct in all respects.

(b)           On the First Amendment Effective Date and after giving effect to the Loans to be made or created, (a) the Borrower shall be in compliance with all of the terms, covenants and conditions hereof, (b) there shall not exist and be continuing any Default or Event of Default, (c) the representations and warranties contained in the Loan Documents shall be true and correct, and (d) the aggregate outstanding principal balance of the Loans made on such date shall not exceed the Total Additional Commitment Amount.  Each notice requesting a Loan shall be deemed to constitute a representation and warranty by the Borrower on the date thereof that each of the foregoing matters is true and correct in all respects.”

1.4.         Amendments to Article 11.

A.            Section 11.1 of the Agreement is hereby amended by deleting the words “Total Commitment Amount” in clause (i) thereof and inserting in lieu thereof the words “or the Total Initial Commitment Amount or the Total Additional Commitment Amount”.

B.            Section 11.7(f) of the Agreement is hereby amended by deleting the words “its Note” therein and inserting the words” any of its Notes” in lieu thereof.

C.            Section 11.10 of the Agreement is hereby amended by deleting the word “Note” therein and inserting the word “Notes” in lieu thereof.

1.5.         Amendment to Exhibits.

A.            Exhibit A to the Agreement is hereby amended by deleting such Exhibit A in its entirety and replacing it with Exhibit A attached hereto.

B.            Exhibit B to the Agreement is hereby amended by deleting such Exhibit B in its entirety and replacing it with Exhibit B-1 and Exhibit B-2 attached hereto.

SECTION 2.  REPRESENTATIONS AND WARRANTIES

In order to induce the Lenders to enter into this Amendment and to amend the Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the representations and warranties contained in Article 4 of the Agreement are true, correct and complete in all material respects on and as of the First Amendment Effective Date (as hereinafter defined) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.  Each Lender represents to the Administrative Agent that, in acquiring its Note with respect to the Loan to be made by it on the First Amendment Effective Date, it is acquiring the same for its own account for the purpose of investment and not with a view to selling the same in connection with any distribution thereof, provided that the disposition of each Lender’s own Property shall at all times be and remain within its control.

SECTION 3.  CONDITIONS TO EFFECTIVENESS

This Amendment shall be effective as of the date (the “First Amendment Effective Date”) on which all of the following conditions are satisfied in the Administrative Agent’s sole discretion:

3.1.         Evidence of Action.

A.            The Administrative Agent shall have received a certificate, dated the First Amendment Effective Date, of the Secretary or Assistant Secretary of the Borrower substantially in the form of Exhibit G to the Agreement (i) attaching a true and complete copy of the resolutions of its Board of Directors authorizing the execution and delivery of the Amendment by the Borrower and the performance of the Borrower’s obligations hereunder and under the Agreement as amended hereby (the “Amended Agreement”), and of all other documents evidencing other necessary action (in form and substance reasonably satisfactory to the Administrative Agent) taken by it to authorize the Amendment and the transactions contemplated thereby, (ii) setting forth the incumbency of its officer or officers who may sign the Amendment, including therein a signature specimen of such officer or officers, and (iii) certifying that the corporate charter and by laws delivered on the Effective Date are in full force and effect and have not been amended or modified since the Effective Date.

B.            The Administrative Agent shall have received a certificate, dated the First Amendment Effective Date, of the Secretary or Assistant Secretary of each Subsidiary Guarantor (or such Subsidiary Guarantor’s managing partner, general partner or managing member, as applicable) substantially in the form of Exhibit H to the Agreement (i) attaching a true and complete copy of the resolutions of its Board of Directors, Trustees or Managers, as the case may be, authorizing its execution and delivery of the Acknowledgement of Guaranty and the continued performance of its obligations under the Guaranty, and of all other documents evidencing other necessary action (in form and substance reasonably satisfactory to the Administrative Agent) taken by it to authorize the Acknowledgement of Guaranty and the transactions contemplated thereby, (ii) setting forth the incumbency of its officer or officers who may sign the Acknowledgement of Guaranty, including therein a signature specimen of such officer or officers, and (iii) certifying that the articles of incorporation or corporate charter, declaration of trust or certificate of formation and, if applicable, by laws, operating agreement or agreement of limited liability company, and if such certificate is from such Subsidiary Guarantor’s managing partner, general partner or managing member, the applicable Subsidiary Guarantor’s partnership agreement or operating agreement and other organizational documents delivered on the Effective Date are in full force and effect and have not been amended or modified since the Effective Date.

3.2.         This Agreement.  The Administrative Agent shall have received counterparts of this Amendment signed by each of the parties hereto (or receipt by the

Administrative Agent from a party hereto of a facsimile signature page signed by such party which shall have agreed to promptly provide the Administrative Agent with originally executed counterparts hereof).

3.3.         Notes.  The Administrative Agent shall have received, for the benefit of each Lender having an Additional Commitment Amount greater than zero, a Note in favor of such Lender reflecting the Additional Commitment Amount of such Lender, each of which Notes shall be duly executed by an Authorized Signatory of the Borrower.

3.4.         Acknowledgement of Guaranty.  The Administrative Agent shall have received counterparts of the Acknowledgement of Guaranty signed by each of the Subsidiary Guarantors (or receipt by the Administrative Agent from a party thereto of a facsimile signature page signed by such party which shall have agreed to promptly provide the Administrative Agent with originally executed counterparts thereof).

3.5.         Opinion of Counsel to the Borrower.  The Administrative Agent shall have received an opinion of (i) Hogan & Hartson L.L.P., outside counsel to the Borrower, (ii) Steven F. Siegel, Esq., in house counsel to the Borrower, and (iii) counsel to each Subsidiary Guarantor, and their respective general partners, managing partners or managing members, as applicable, each addressed to the Administrative Agent and the Lenders, and each dated the First Amendment Effective Date, and each in form and substance satisfactory to Administrative Agent, covering such matters as the Administrative Agent may reasonably request.

3.6.         Fees and Expenses of Special Counsel.  The fees and expenses of Special Counsel in connection with the preparation, negotiation and closing of this Amendment shall have been paid.

SECTION 4.  MISCELLANEOUS

A.            Reference to and Effect on the Agreement and the Other Loan Documents.

1.             On and after the First Amendment Effective Date, each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Agreement, and each reference in the other Loan Documents to the “Agreement”, “thereunder”, “thereof” or words of like import referring to the Agreement shall mean and be a reference to the Amended Agreement.

2.             Except as specifically amended by this Amendment, the Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

3.             The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under, the Agreement or any of the other Loan Documents.

B.            Costs and Expenses.  The Borrower acknowledges that all costs, fees and expenses as described in Section 11.5 of the Agreement incurred by the Administrative Agent and the Lead Arrangers, including, without limitation, the reasonable fees and disbursements of Special Counsel, with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

C.            Headings.  Section headings have been inserted in this Amendment for convenience only and shall not be construed to be a part hereof.

D.            Governing Law.  This Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of New York, without regard to principles of conflict of laws.

E.             Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

NEW PLAN EXCEL REALTY TRUST, INC.

By:	/s/ John B. Roche
John B. Roche,
Chief Financial Officer

Signature Page to First Amendment

CITICORP NORTH AMERICA, INC., individually, as a Lender, and as Administrative Agent

By:	/s/ David Bouton
Name: David Bouton
Title: Vice President

Citicorp North America, Inc.

Two Penns Way

New Castle, Delaware  19720

Attention:  Jonathan Lavinier

Facsimile:  (212) 994-0961

with a copy to:

Citicorp North America, Inc.

390 Greenwich Street, First Floor

New York, New York  10013

Attn:  Niraj Shah

Facsimile:  (212) 783-8548

CITIGROUP GLOBAL MARKETS INC., as a Joint Lead Arranger and Joint Book Running Manager

By:	/s/ David Bouton
Name: David Bouton
Title: Director

Citigroup Global Markets Inc.

390 Greenwich Street, First Floor

New York, New York  10013

Attn:  Niraj Shah

Facsimile:  (212) 783-8548

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED, as a Joint Lead Arranger and Joint Book Running Manager and as Syndication Agent

By:	/s/ Douglas Sesler
Name: Douglas Sesler
Title: Managing Director

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

4 World Financial Center

200 Vesey Street

New York, New York  10080

Attn:  Koren Sill

Facsimile:

MERRILL LYNCH BANK USA, as a Lender

By:	/s/ Derek Befus
Name: Derek Befus
Title: Vice President

Merrill Lynch Bank USA

15 West South Temple, Suite 300

Salt Lake City, Utah  84101

Attn:  Frank K. Stepan

Phone:  (801) 526-8316

Facsimile:  (801) 531-7470

EXHIBIT B-1

TO TERM LOAN AGREEMENT

LIST OF INITIAL COMMITMENTS
AND DOMESTIC AND LIBOR
LENDING OFFICES

Lender	Initial Commitment Amount

Citicorp North America, Inc. 390 Greenwich Street, First Floor New York, New York 10013 Attn: Niraj Shah	$75,000,000

LIBOR Lending Office Same as Above

Merrill Lynch Bank USA 15 West South Temple, Suite 300 Salt Lake City, Utah 84101 Attn: Frank K. Stepan Telephone: (801) 526-8316 Facsimile: (801) 531-7470	$75,000,000

LIBOR Lending Office Same as Above

TOTAL	$150,000,000.00

B-1

EXHIBIT B-2

TO TERM LOAN AGREEMENT

LIST OF ADDITIONAL COMMITMENTS
AND DOMESTIC AND LIBOR
LENDING OFFICES

Lender	Additional Commitment Amount

Citicorp North America, Inc. 390 Greenwich Street, First Floor New York, New York 10013 Attn: Niraj Shah	$25,000,000

LIBOR Lending Office Same as Above

Merrill Lynch Bank USA 15 West South Temple, Suite 300 Salt Lake City, Utah 84101 Attn: Frank K. Stepan Telephone: (801) 526-8316 Facsimile: (801) 531-7470	$25,000,000

LIBOR Lending Office Same as Above

TOTAL	$50,000,000.00

B-2